Exhibit 99.1

ON24 Announces Fourth Quarter and Full Year 2024 Financial Results

•Achieved Q424 Total Revenue of $36.7 million
•Exceeded profitability targets for 7th consecutive quarter
•Generated positive operating and free cash flow for 4th consecutive quarter
•AI-powered ACE accounted for over 20% of our growth ARR bookings in Q4, an all-time high
•Exited 2024 with the highest levels of gross retention in the past 3 years
SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading intelligent engagement platform for B2B sales and marketing, today announced financial results for the fourth quarter and full year ended December 31, 2024.
“Our fourth quarter results marked the end of a year in which we improved our retention rates, executed on our product innovation roadmap, consistently exceeded our profitability targets, and laid the foundation for a return to growth,” said Sharat Sharan, co-founder and CEO of ON24. “We begin the year with renewed confidence in our business and a focus on returning to ARR growth in 2025. We expect to drive additional improvements in retention rates, positive momentum in our new and expansion business, continued customer winbacks, further product innovation, and positive cash flow.”
Fourth Quarter 2024 Financial Highlights
•Revenue:
◦Revenue from our Core Platform, including services, was $36.0 million.
◦Total revenue was $36.7 million.
•ARR:
◦Core Platform ARR of $127.3 million as of December 31, 2024.
◦Total ARR of $129.7 million as of December 31, 2024.
•GAAP Operating Loss was $11.8 million, compared to GAAP operating loss of $12.2 million in the fourth quarter of 2023.
•Non-GAAP Operating Loss was $0.4 million, compared to non-GAAP operating income of $0.2 million in the fourth quarter of 2023.
•GAAP Net Loss was $8.9 million, or $(0.21) per diluted share, compared to GAAP net loss of $9.9 million, or $(0.24) per diluted share in the fourth quarter of 2023.
•Non-GAAP Net Income was $2.5 million, or $0.06 per diluted share, compared to non-GAAP net income of $2.6 million, or $0.06 per diluted share in the fourth quarter of 2023.
•Adjusted EBITDA was $0.7 million.
•Cash Flow: Net cash provided by operating activities was $1.0 million, compared to $0.9 million used in operating activities in the fourth quarter of 2023. Free cash flow was $0.4 million for the quarter, compared to $(2.0) million in the fourth quarter of 2023.
•Cash, Cash Equivalents and Marketable Securities totaled $182.7 million as of December 31, 2024.

Full Year 2024 Financial Highlights
•Revenue:
◦Revenue from our Core Platform, including services, was $144.9 million.
◦Total revenue was $148.1 million.
•GAAP Operating Loss was $50.7 million, compared to GAAP operating loss of $62.0 million in 2023.
•Non-GAAP Operating Loss was $2.4 million, compared to non-GAAP operating loss of $5.9 million in 2023.
•GAAP Net Loss was $42.2 million, or $(1.01) per diluted share, compared to GAAP net loss of $51.8 million, or $(1.16) per diluted share in 2023.
•Non-GAAP Net Income was $6.1 million, or $0.13 per diluted share, compared to non-GAAP net income of $4.3 million, or $0.09 per diluted share in 2023.
•Adjusted EBITDA was $2.0 million.
•Cash Flow: Net cash provided by operating activities was $4.8 million, compared to $12.2 million used in operating activities in 2023. Free cash flow was $2.6 million for the year, compared to $(14.4) million in 2023.
For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss), adjusted EBITDA, and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.
Full Year 2024 Customer Metrics
As of December 31, 2024:
•Multi-Year Contracts: 51% of total ARR.
•Multi-Product Customers: 39% of customers are using two or more our products.
Recent Business Highlights:
•AI-powered ACE ARR reached a new high as a percentage of growth ARR bookings.
•Customer winback momentum continues.
•Received recognition and accolades including:
◦Ranked as a Top Engagement Platform for Sales and Marketing Teams in G2 Fall 2024 Report, recognized by customers for strong market presence and overall customer support and satisfaction.
◦Received the TrustRadius 2025 Buyers’ Choice Award, recognized by customers for our comprehensive features, demonstrated ROI and business impact.

Financial Outlook
For the full year 2025, ON24 expects:
•Core Platform Revenue, including services, to be in the range of $136.3 million to $139.3 million.
•Total revenue of $138.6 million to $141.6 million.
•Non-GAAP operating loss of $5.5 million to $3.5 million.
•Non-GAAP net income per share of $0.02 to $0.05 using approximately 47.5 million diluted shares outstanding.
For the first quarter of 2025, ON24 expects:
•Core Platform Revenue, including services, to be in the range of $33.4 million to $33.9 million.
•Total revenue of $34.0 million to $34.5 million.
•Non-GAAP operating loss of $3.3 million to $2.3 million.
•Non-GAAP net loss per share of $(0.03) to $(0.01) using approximately 42.0 million basic and diluted shares outstanding.
◦Restructuring charge of $0.8 million to $1.0 million, excluded from above non-GAAP metrics.
Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing 877-497-9071 or 201-689-8727.
A webcast and management’s prepared remarks for today’s call will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.
Definitions of Certain Key Business Metrics
Core Platform: The ON24 Core Platform products include:
ON24 Elite: live, interactive webinar experience that engages prospective customers in real-time and can be made available in an on-demand format.
ON24 Breakouts: live breakout room experience that facilitates networking, collaboration and interactivity between users.
ON24 Forums: live, interactive experience that facilitates video-to-video interaction between presenters and audiences.
ON24 Go Live: live, interactive video event experience that enables presenters and attendees to engage face-to-face in real-time and can also be made available in an on-demand format.
ON24 Engagement Hub: always-on, rich multimedia content experience that prospective customers can engage anytime, anywhere.
ON24 Target: personalize and curate, rich landing page experience that engages specific segments of prospective customers to drive desired action.
ON24 AI-powered ACE: the next generation AI-powered analytics and content engine.
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss), Adjusted EBITDA, and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, provision for income taxes, stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, impairment charges for underutilized real estate, and certain other costs. We define non-GAAP net income (loss) as net income (loss) excluding stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, charges for underutilized real estate, and certain other costs. We define Adjusted EBITDA as net income (loss) excluding interest expense, other (income) expense, net, provision for income taxes, depreciation and amortization, amortization of acquired intangible assets, amortization of cloud implementation costs, stock-based compensation, restructuring costs, impairment charges for underutilized real estate, and shareholder activism related costs. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.
Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “target,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the execution of our share repurchase program, the size of our market opportunity, the success of our new products and capabilities, including our new AI-powered ACE, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to grow our revenue; fluctuation in our performance, our history of net losses and any increases in our expenses; our ability to attract new customers and expand sales to existing customers; competition and technological development in our markets and any decline in demand for our solutions or generally in our markets; adverse general economic and market conditions and spending on sales and marketing technology; our ability to expand our sales and marketing capabilities and achieve growth; the impact of any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely; disruptions, interruptions, outages or other issues with our technology or our use of third-party services, data connectors and data centers; the impact of the resumption of in-person marketing activities on our customer growth rate; our sales cycle, our international presence and our timing of revenue recognition from our sales; interoperability with other devices, systems and applications; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters, including any infringements of third-party intellectual property rights by us or infringement of our intellectual property rights by third parties; and the market for, trading price of and other matters associated with our common stock; along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
About ON24
ON24 is on a mission to help businesses bring their go-to-market strategy into the AI era and drive cost-effective revenue growth. Through its leading intelligent engagement platform, ON24 enables customers to combine best-in-class experiences with personalization and content, to capture and act on connected insights at scale.
ON24 provides industry-leading companies, including 4 of the 5 largest global software companies, 3 of the 5 top global asset management firms, 3 of the 5 largest global pharmaceutical companies and 3 of the 5 largest global industrial companies, with a valuable source of first-party data to drive sales and marketing innovation, improve efficiency and increase business results. Headquartered in San Francisco, ON24 has offices globally in North America, EMEA and APAC. For more information, visit www.ON24.com.

© 2025 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries.

ON24, INC.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)

	December 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$14,933	$53,209
Marketable securities	167,803	145,497
Accounts receivable, net	28,616	37,939
Deferred contract acquisition costs, current	10,784	12,428
Prepaid expenses and other current assets	6,194	4,714
Total current assets	228,330	253,787
Property and equipment, net	6,673	5,371
Operating right-of-use assets	2,297	2,981
Intangible asset, net	660	1,305
Deferred contract acquisition costs, non-current	12,199	15,756
Other long-term assets	794	1,102
Total assets	$250,953	$280,302
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,746	$1,914
Accrued and other current liabilities	16,394	16,907
Deferred revenue	66,687	74,358
Finance lease liabilities, current	—	127
Operating lease liabilities, current	2,372	2,779
Total current liabilities	88,199	96,085
Operating lease liabilities, non-current	1,016	2,483
Other long-term liabilities	2,326	1,517
Total liabilities	91,541	100,085
Stockholders’ equity
Common stock	4	4
Additional paid-in capital	507,188	485,291
Accumulated deficit	(347,669)	(305,513)
Accumulated other comprehensive (loss) income	(111)	435
Total stockholders’ equity	159,412	180,217
Total liabilities and stockholders’ equity	$250,953	$280,302

ON24, INC.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue:
Subscription and other platform	$33,576	$35,752	$136,412	$149,882
Professional services	3,104	3,585	11,669	13,826
Total revenue	36,680	39,337	148,081	163,708
Cost of revenue:
Subscription and other platform(1)(4)	6,523	7,406	28,037	34,751
Professional services(1)(4)	2,831	2,604	9,975	11,512
Total cost of revenue	9,354	10,010	38,012	46,263
Gross profit	27,326	29,327	110,069	117,445
Operating expenses:
Sales and marketing(1)(4)	19,048	20,645	78,077	89,200
Research and development(1)(2)(4)	8,880	9,363	36,250	41,122
General and administrative(1)(3)(4)	11,177	11,541	46,399	49,124
Total operating expenses	39,105	41,549	160,726	179,446
Loss from operations	(11,779)	(12,222)	(50,657)	(62,001)
Interest expense	7	13	34	93
Other income, net	(2,458)	(2,820)	(9,168)	(11,303)
Loss before provision for income taxes	(9,328)	(9,415)	(41,523)	(50,791)
(Benefit from) provision for income taxes	(456)	460	633	995
Net loss	(8,872)	(9,875)	(42,156)	(51,786)
Net loss per share:
Basic and diluted	$(0.21)	$(0.24)	$(1.01)	$(1.16)
Weighted-average shares used in computing net loss per share:
Basic and diluted	41,860,807	41,646,792	41,759,879	44,644,792
(1)Includes stock-based compensation as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Cost of revenue
Subscription and other platform	$565	$682	$2,612	$2,814
Professional services	166	126	535	545
Total cost of revenue	731	808	3,147	3,359
Sales and marketing	2,722	3,669	12,371	13,974
Research and development	2,215	2,410	8,911	9,126
General and administrative	5,230	4,839	20,758	18,558
Total stock-based compensation expense	$10,898	$11,726	$45,187	$45,017

(2)Research and development expense includes amortization of acquired intangible asset of $135 thousand and $551 thousand for the three and twelve months ended December 31, 2024, respectively, and $139 thousand and $558 thousand for the three and twelve months ended December 31, 2023, respectively, in connection with the Vibbio acquisition in April 2022.
(3)General and administrative expense includes professional advisory expenses associated with activism defense and related costs of nil and $2,656 thousand for the three and twelve months ended December 31, 2023, respectively. We did not incur such costs in the three and twelve months ended December 31, 2024.
(4)The results of operations for the three and twelve months ended December 31, 2024 and 2023 includes restructuring costs, which primarily represent severance and related expense due to restructuring activities, and impairment charge on our headquarters’ lease, as follows:

	Three Months Ended December 31, 2024			Twelve Months Ended December 31, 2024
	Severance and Related Charges	Lease Impairment Charge	Total	Severance and Related Charges	Lease Impairment Charge	Total
Cost of revenue
Subscription and other platform	$27	$—	$27	$377	$—	$377
Professional services	3	—	3	23	—	23
Total cost of revenue	30	—	30	400	—	400
Sales and marketing	358	—	358	1,705	—	1,705
Research and development	—	—	—	112	—	112
General and administrative	—	—	—	339	—	339
Total restructuring costs	$388	$—	$388	$2,556	$—	$2,556

	Three Months Ended December 31, 2023			Twelve Months Ended December 31, 2023
	Severance and Related Charges	Lease Impairment Charge	Total	Severance and Related Charges	Lease Impairment Charge	Total
Cost of revenue
Subscription and other platform	$81	$—	$81	$2,215	$108	$2,323
Professional services	6	—	6	149	119	268
Total cost of revenue	87	—	87	2,364	227	2,591
Sales and marketing	288	—	288	2,246	256	2,502
Research and development	110	—	110	1,397	569	1,966
General and administrative	88	—	88	391	409	800
Total restructuring costs	$573	$—	$573	$6,398	$1,461	$7,859

ON24, INC.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,193	1,319	4,828	5,360
Stock-based compensation expense	10,898	11,726	45,187	45,017
Amortization of deferred contract acquisition cost	3,629	3,968	14,862	15,589
Provision for allowance for doubtful accounts and billing reserves	623	699	2,159	3,059
Non-cash lease expense	396	371	1,573	1,710
Accretion of marketable securities	(882)	(1,863)	(5,169)	(7,716)
Lease impairment charge	—	—	—	1,461
Other	23	38	123	244
Change in operating assets and liabilities:
Accounts receivable	(5,489)	(12,753)	7,164	2,759
Deferred contract acquisition cost	(2,867)	(4,183)	(9,661)	(12,864)
Prepaid expenses and other assets	403	2,104	(1,536)	2,061
Accounts payable	(772)	(769)	(105)	(2,897)
Accrued liabilities	664	1,038	(1,985)	(1,999)
Deferred revenue	3,056	7,755	(7,671)	(9,095)
Other liabilities	(1,018)	(434)	(2,807)	(3,105)
Net cash provided by (used in) operating activities	985	(859)	4,806	(12,202)
Cash flows from investing activities:
Purchase of property and equipment	(561)	(1,107)	(2,241)	(2,183)
Purchase of marketable securities	(43,681)	(43,706)	(196,606)	(276,210)
Proceeds from maturities of marketable securities	48,500	103,503	163,048	422,969
Proceeds from sale of marketable securities	5,792	—	16,348	17,739
Net cash provided by (used in) investing activities	10,050	58,690	(19,451)	162,315
Cash flows from financing activities:
Proceeds from exercise of stock options	350	81	2,034	1,422
Proceeds from issuance of common stock under ESPP	301	462	668	1,008
Payment for repurchase of common stock	(7,174)	(15,330)	(25,777)	(74,569)
Payment of cash dividend	—	—	—	(49,872)
Repayment of equipment loans	—	(49)	(72)	(236)
Repayment of finance lease obligations	—	(218)	(127)	(1,533)
Acquisition holdback payment	—	(403)	—	(403)
Net cash used in financing activities	(6,523)	(15,457)	(23,274)	(124,183)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(607)	35	(366)	199
Net increase (decrease) in cash, cash equivalents and restricted cash	3,905	42,409	(38,285)	26,129
Cash, cash equivalents and restricted cash, beginning of period	11,108	10,889	53,298	27,169
Cash, cash equivalents and restricted cash, end of period	$15,013	$53,298	$15,013	$53,298
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$14,933	$53,209	$14,933	$53,209
Restricted cash included in other assets, non-current	80	89	80	89
Total cash, cash equivalent and restricted cash	$15,013	$53,298	$15,013	$53,298

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of gross profit and gross margin

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP gross profit	$27,326	$29,327	$110,069	$117,445
Add:
Stock-based compensation	731	808	3,147	3,359
Restructuring costs	30	87	400	2,364
Impairment charge	—	—	—	227
Non-GAAP gross profit	$28,087	$30,222	$113,616	$123,395
GAAP gross margin	74%	75%	74%	72%
Non-GAAP gross margin	77%	77%	77%	75%

Reconciliation of operating expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP sales and marketing	$19,048	$20,645	$78,077	$89,200
Less:
Stock-based compensation	(2,722)	(3,669)	(12,371)	(13,974)
Restructuring costs	(358)	(288)	(1,705)	(2,246)
Impairment charge	—	—	—	(256)
Non-GAAP sales and marketing	$15,968	$16,688	$64,001	$72,724

GAAP research and development	$8,880	$9,363	$36,250	$41,122
Less:
Stock-based compensation	(2,215)	(2,410)	(8,911)	(9,126)
Restructuring costs	—	(110)	(112)	(1,397)
Impairment charge	—	—	—	(569)
Amortization of acquired intangible asset	(135)	(139)	(551)	(558)
Non-GAAP research and development	$6,530	$6,704	$26,676	$29,472

GAAP general and administrative	$11,177	$11,541	$46,399	$49,124
Less:
Stock-based compensation	(5,230)	(4,839)	(20,758)	(18,558)
Restructuring costs	—	(88)	(339)	(391)
Impairment charge	—	—	—	(409)
Fees related to shareholder activism	—	—	—	(2,656)
Non-GAAP general and administrative	$5,947	$6,614	$25,302	$27,110

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of net loss to non-GAAP operating income (loss)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Add:
Interest expense	7	13	34	93
Other income, net	(2,458)	(2,820)	(9,168)	(11,303)
(Benefit from) provision for income taxes	(456)	460	633	995
Stock-based compensation	10,898	11,726	45,187	45,017
Amortization of acquired intangible asset	135	139	551	558
Restructuring costs	388	573	2,556	6,398
Impairment charge	—	—	—	1,461
Fees related to shareholder activism	—	—	—	2,656
Non-GAAP operating (loss) income	$(358)	$216	$(2,363)	$(5,911)

Reconciliation of net loss to Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Add:
Interest expense	7	13	34	93
Other income, net	(2,458)	(2,820)	(9,168)	(11,303)
(Benefit from) provision for income taxes	(456)	460	633	995
Depreciation and amortization	1,058	1,180	4,277	4,802
Amortization of acquired intangible asset	135	139	551	558
Amortization of cloud implementation costs	24	38	125	149
Stock-based compensation	10,898	11,726	45,187	45,017
Restructuring costs	388	573	2,556	6,398
Impairment charge	—	—	—	1,461
Fees related to shareholder activism	—	—	—	2,656
Adjusted EBITDA	$724	$1,434	$2,039	$(960)

Reconciliation of net loss to non-GAAP net income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Add:
Stock-based compensation	10,898	11,726	45,187	45,017
Amortization of acquired intangible asset	135	139	551	558
Restructuring costs	388	573	2,556	6,398
Impairment charge	—	—	—	1,461
Fees related to shareholder activism	—	—	—	2,656
Non-GAAP net income	$2,549	$2,563	$6,138	$4,304

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of GAAP to Non-GAAP basic and diluted net income (loss) per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
GAAP basic and diluted net loss per share:
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Weighted average common stock outstanding, basic and diluted	41,860,807	41,646,792	41,759,879	44,644,792
Net loss per share, basic and diluted	$(0.21)	$(0.24)	$(1.01)	$(1.16)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Non-GAAP basic and diluted net income per share:
Net loss	$(8,872)	$(9,875)	$(42,156)	$(51,786)
Add:
Stock-based compensation	10,898	11,726	45,187	45,017
Amortization of acquired intangible asset	135	139	551	558
Restructuring costs	388	573	2,556	6,398
Impairment charge	—	—	—	1,461
Fees related to shareholder activism	—	—	—	2,656
Non-GAAP net income	$2,549	$2,563	$6,138	$4,304
Non-GAAP weighted-average common stock outstanding
Basic	41,860,807	41,646,792	41,759,879	44,644,792
Diluted	45,339,578	46,002,784	45,587,866	49,131,426
Non-GAAP net income per share of common stock:
Basic	$0.06	$0.06	$0.15	$0.10
Diluted	$0.06	$0.06	$0.13	$0.09

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands)

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities:	$985	$(859)	$4,806	$(12,202)
Less: Purchases of property and equipment	(561)	(1,107)	(2,241)	(2,183)
Free cash flow	$424	$(1,966)	$2,565	$(14,385)

ON24, INC.
Revenue
(in thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Core Platform
Subscription and other platform	$33,030	$34,907	$133,841	$145,223
Professional services	3,007	3,377	11,104	12,876
Total core platform revenue	$36,037	$38,284	$144,945	$158,099

Virtual Conference
Subscription and other platform	$546	$845	$2,571	$4,659
Professional services	97	208	565	950
Total virtual conference revenue	$643	$1,053	$3,136	$5,609

Revenue
Subscription and other platform	$33,576	$35,752	$136,412	$149,882
Professional services	3,104	3,585	11,669	13,826
Total revenue	$36,680	$39,337	$148,081	$163,708

Contacts
Media Contact:
Gabriella Kose
press@on24.com

Investor Contact:
Lauren Sloane, The Blueshirt Group for ON24
investorrelations@on24.com